SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2011

DIGAGOGO VENTURES CORP.

 (Exact name of Company as specified in its charter)

Delaware	333-166494	42-1769945
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
645 Griswold St., Suite 3500 Detroit, Michigan 48226-4120
(Address of principal executive offices)
Phone: 704-246-8073 Fax: 704-904-6385
(Company’s Telephone Number)
Copy of all Communications to: Carrillo Huettel, LLP 3033 Fifth Avenue, Suite 400 San Diego, CA 92103 Phone: 619.546.6100 Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DIGAGOGO VENTURES CORP.

Form 8-K

Current Report

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 29, 2011, Digagogo Ventures Corp., a Delaware corporation (the “Company”), entered into a Consulting Agreement (the “Consulting Agreement”) with Wayne T. Jackson (“Mr. Jackson”), pursuant to which Mr. Jackson shall serve as a consultant to the Company for the purpose of providing advisory, business development and consulting services to the Company, for a period of six (6) months (the “Term”) commencing on July 1, 2011.   In exchange, Mr. Jackson shall receive a one-time issuance of three hundred thousand (300,000) Form S-8 registered shares of common stock of the Company.

The foregoing summary description of the terms of the Consulting Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of this agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Consulting Agreement between the Company and Wayne T. Jackson dated August 29, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIGAGOGO VENTURES CORP.
Date: August 29, 2011	By: /s/ Fernando Londe
Fernando Londe
Chief Executive Officer